Reinsurance	12 Months Ended
Dec. 31, 2021
Reinsurance Disclosures [Abstract]
Reinsurance	ReinsuranceThe Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015
Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life
In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $1.09 billion and $1.28 billion as of December 31, 2021 and 2020, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements.
The amounts ceded to Prudential for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Premiums and contract charges	$74	$64	$65
Contract benefits	31	46	(4)
Interest credited to contractholder funds	18	20	19
Operating costs and expenses	13	12	12
As of December 31, 2021 and 2020, the Company had reinsurance recoverables of $98 million and $99 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.), Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.
As of December 31, 2021 and 2020, the Company had $62 million and $66 million, of reinsurance recoverables related to Scottish Re (U.S.), Inc (“SRUS”). On December 14, 2018, the Delaware Insurance Commissioner placed Scottish Re (U.S.), Inc. under regulatory supervision.  On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order (the “Rehabilitation Order”) in response to a petition filed by the Insurance Commissioner (the “Petition”).
The Rehabilitation and Injunction Order included a broad injunction barring cedents from exercising their contractual and common law netting and setoff rights with respect to claim payments and losses against premiums remitted to SRUS. In response to opposition from numerous cedents, the Receiver filed a request to establish a temporary stay of offsets subject to a review process. In March 2019, the Company joined other cedents in objecting to the Receiver’s proposal. The motion was resolved by the implementation of a stipulated offset “protocol” that permits cedents to continue to offset claim payments and losses against premiums subject to certain limitations and reservations of rights by the receiver. The Company also filed a separate motion related to the reimbursement of claim payments where SRUS is also acting as administrator. This motion resulted in the receiver’s agreement to refund advances made by the Company to SRUS’s administrator from collected premiums. On June 30, 2020, the receiver filed a proposed Plan of Rehabilitation (“Plan”) for consideration by the Court. On February 26, 2021, following several months of negotiations and discussions with SRUS’ cedents and retrocessionaires, the Company joined in a motion by a group of cedents and retrocessionaires for the appointment of a special master to assist the Court in overseeing and effectuating the information sharing and consulting process between the receiver and stakeholders. The receiver opposed the motion and filed an amended draft Plan on March 16, 2021. On June 11, 2021, the Court denied the motion for appointment of a special master and directed the parties to negotiate or brief their respective positions on the legal standard that should apply to the Court’s consideration of whether to approve the rehabilitation plan. The Company joined in briefs filed by a group of cedents and retrocessionaires asserting that the “no-less-favorable-treatment-than-in-liquidation” standard must be satisfied in order for the Court to approve the plan. The receiver has disputed the application of that standard. The Court heard oral arguments on the dispute on January 20, 2022, and the parties are currently awaiting a ruling from the Court. The receiver filed an outline of anticipated Plan modifications on July 26, 2021 but has not filed an amended plan, and there is currently no hearing date scheduled for plan approval. The Company continues to monitor SRUS for future developments and will reevaluate its allowance for expected credit losses as new information becomes available.
The Company is the assuming reinsurer for Lincoln Benefit Life Company’s (“LBL’s”) life insurance business sold through the Allstate agency channel and LBL’s payout annuity business in force prior to the sale of LBL on April 1, 2014. Under the terms of the reinsurance agreement, the Company is required to have a trust with assets greater than or equal to the statutory reserves ceded by LBL to the Company, measured on a monthly basis. As of December 31, 2021, the trust held $6.40 billion of investments, which are reported in the Consolidated Statement of Financial Position.
Prior to October 1, 2021, ELIC and its subsidiary ALNY were parties to a reinsurance treaty through which ALNY ceded reinvestment related risk on its structured settlement annuities to ELIC. The reinsurance treaty was eliminated in consolidation. In 2019, ELIC established a trust for the benefit of ALNY maintained with assets equal to or greater than ALNY’s statutory-basis cession. As of December 31, 2020, the trust held $1.56 billion of investments, which were reported in the Consolidated Statement of Financial Position. The trust was terminated on October 1, 2021.
As of December 31, 2021, the gross life insurance in force was $362.98 billion of which $109.34 billion was ceded to unaffiliated reinsurers.
The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Direct	$670	$652	$748
Assumed
Affiliate	359	241	231
Non-affiliate	649	671	699
Ceded
Affiliate	(19)	(44)	(49)
Non-affiliate	(242)	(227)	(270)
Premiums and contract charges, net of reinsurance	$1,417	$1,293	$1,359
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Direct	$1,160	$1,238	$1,038
Assumed
Affiliate	245	157	137
Non-affiliate	585	510	493
Ceded
Affiliate	(114)	(37)	(35)
Non-affiliate	(157)	(139)	(152)
Contract benefits, net of reinsurance	$1,719	$1,729	$1,481
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Direct	$376	$452	$463
Assumed
Affiliate	13	9	8
Non-affiliate	91	162	154
Ceded
Affiliate	(19)	(18)	(20)
Non-affiliate	(26)	(26)	(20)
Interest credited to contractholder funds, net of reinsurance	$435	$579	$585
Reinsurance recoverables, net of allowance, as of December 31 are summarized in the following table.

($ in millions)	2021	2020
Annuities	$3,230	$1,282
Life insurance	3,349	660
Other	66	47
Total	$6,645	$1,989
As of December 31, 2021 and 2020, approximately 24% (93% without new reinsurance agreement with affiliate ERL) and 94%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P.
The following table shows the rollforward of the credit loss allowance for reinsurance recoverables for the year ended December 31.

($ in millions)	2021	2020
Beginning balance	$(15)	$(3)
Cumulative effect of change in accounting principle	—	(11)
Increase in the provision for credit losses	(1)	(1)
Decrease related to sale of ALNY	1	—
Ending Balance	$(15)	$(15)